UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission File Number)	(IRS Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Admiral John C. Aquilino, U.S. Navy, Retired to the Board of Directors

On December 11, 2024, the Board of Directors of Lockheed Martin Corporation (the “Company”) elected Admiral John C. Aquilino, U.S. Navy Retired as a director of the Company, effective December 11, 2024. Admiral Aquilino will serve on the Company’s Classified Business and Security Committee.

The Board of Directors determined that Admiral Aquilino is an “independent director” in accordance with the New York Stock Exchange listing standards, the rules and regulations of the Securities and Exchange Commission (“SEC”) and the Company’s corporate governance guidelines.

Admiral Aquilino served as the 26th Commander of the U.S. Indo-Pacific Command from 2021 until his retirement as a four-star admiral in July 2024. His previous assignments include serving as the Commander of the U.S. Pacific Fleet, the Commander of the U.S. Fifth Fleet and Naval Forces Central Command, and the Commander of Carrier Strike Group 2. Commissioned in 1984 following graduation from the U.S. Naval Academy, Admiral Aquilino served as a fighter pilot in every geographic combatant command and participated in nearly every major military operation after his commissioning, including Operations Deliberate Force, Southern Watch, Enduring Freedom, Iraqi Freedom and Inherent Resolve.

For his service on the Board of Directors, Admiral Aquilino will receive the Company’s standard compensation for non-employee directors. A description of such standard compensation arrangement is filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 25, 2022 and incorporated herein by reference. Equity grants to Admiral Aquilino will be made in accordance with the Lockheed Martin Corporation Amended and Restated Directors Equity Plan(the “Directors Equity Plan”), a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 26, 2018, as amended by the 2024 Amendment to the Directors Equity Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), each of which is incorporated herein by reference. Admiral Aquilino is also eligible to defer up to 100% of his cash fees into the Lockheed Martin Corporation Directors Deferred Compensation Plan as Amended and Restated Effective October 1, 2024, a copy of which is filed as Exhibit 10.2 to this Report and is incorporated herein by reference. Deferred amounts track the performance of investment options available under the Company’s employee deferred compensation plans or the Company’s common stock (with dividends reinvested), at the director’s election.

Admiral Aquilino will also be covered by the Company’s standard indemnification agreement that the Company enters into with all directors. A copy of the form of indemnification agreement is filed as Exhibit 10.34 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and is incorporated herein by reference.

A copy of the press release announcing the election of Admiral Aquilino is filed as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	2024 Amendment to Lockheed Martin Corporation Amended and Restated Directors Equity Plan

10.2	Lockheed Martin Corporation Directors Deferred Compensation Plan as Amended and Restated Effective October 1, 2024
99.1	Lockheed Martin Corporation News Release dated December 11, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: December 11, 2024	By:	/s/ John E. Stevens
John E. Stevens
Vice President and Associate General Counsel